UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 23, 2026
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36182	20-1622502

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of Principal Executive Offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2026, Xencor, Inc. (the “Company”) adopted the Xencor, Inc. Executive Severance Policy (the “Severance Policy”), pursuant to which certain executives of the Company, including the Company’s currently serving named executive officers with the exception of the Company’s Chief Executive Officer (our “NEOs”), are eligible to receive certain severance benefits as described in the Severance Policy. Among other eligibility conditions, an NEO must sign and return a participation agreement to be eligible to participate in the Severance Policy.

Under the terms of the Severance Policy, in the event the Company terminates an NEO’s employment without Cause or the NEO resigns for Good Reason, (as such terms are defined in the Severance Policy) in either case, other than during the three month period prior to and ending 12 months following the date of a change in control of the Company (the “Change in Control Period”), and the NEO timely executes a general release of claims against the Company and it comes effective, the NEO will receive the following severance benefits:

•a lump sum payment equal to 15 months of annual base salary; and
•payment of COBRA premiums for continued health care coverage for a period of up to 15 months.

In addition, in the event that the Company terminates an NEO’s employment without Cause or the NEO resigns for Good Reason, in either case during a Change in Control Period, and the NEO timely executes a general release of claims against the Company, the NEO will receive, in addition to the benefits listed above, bonus compensation equal to 15 months of such NEO’s target bonus, plus a prorated annual bonus and accelerated vesting of all of the NEO’s outstanding and unvested stock options and equity awards.

The foregoing description of the Severance Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Policy is filed as Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1	Executive Severance Policy, dated April 23, 2026.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2026	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary